Exhibit 4.2

Execution Version

GXO LOGISTICS, INC.,
as the Company

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

1.650% Notes due 2026

and

2.650% Notes due 2031

First Supplemental Indenture

Dated as of July 2, 2021

to

Indenture dated as of July 2, 2021

TABLE OF CONTENTS

		Page
Article 1
Definitions and Other Provisions of General Application

Section 1.01.	Definitions	1
Section 1.02.	Conflicts with Base Indenture	8

Article 2
Form of Notes

Section 2.01.	Form of Notes	8
Section 2.02.	Special Transfer Provisions	10

Article 3
The Notes

Section 3.01.	Amount; Series; Terms	17
Section 3.02.	Denominations	18
Section 3.03.	Book-entry Provisions for Global Securities	18
Section 3.04.	Additional Notes	18

Article 4
Redemption or Repurchase of Securities

Section 4.01.	Applicability of Base Indenture	18
Section 4.02.	Optional Redemption	19
Section 4.03.	Escrow of Proceeds; Special Mandatory Redemption	19
Section 4.04.	Repurchase of Notes Upon a Change of Control	20

Article 5
Covenants, Defaults and Remedies

Section 5.01.	Covenants	22
Section 5.02.	Defaults and Remedies	22

Article 6
Escrow Matters

Section 6.01.	Escrow Account	22
Section 6.02.	Release of Escrowed Property	22
Section 6.03.	Trustee Direction to Execute Escrow Agreement	22

Article 7
Miscellaneous

Section 7.01.	Confirmation of Indenture	22

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Section 7.02.	Counterparts	23
Section 7.03.	Governing Law	23
Section 7.04.	Waiver of Jury Trial	23
Section 7.05.	Jurisdiction	23
Section 7.06.	Recitals by the Company	24

Exhibit A-1	Form of 2026 Note
Exhibit A-2	Form of 2031 Note

ii

FIRST SUPPLEMENTAL INDENTURE, dated as of July 2, 2021 (“First Supplemental Indenture”), to the Indenture dated as of July 2, 2021 (as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular Series of debt securities that are not the Notes, the “Base Indenture” and, as amended, modified and supplemented by this First Supplemental Indenture, the “Indenture”), by and between GXO LOGISTICS, INC. (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of debt securities to be issued in one or more Series as provided in the Base Indenture;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this First Supplemental Indenture in order to establish and provide for the issuance by the Company of a Series of Securities designated as its 1.650% Notes due 2026 (the “2026 Notes”) and a Series of Securities designated as its 2.650% Notes due 2031 (the “2031 Notes,” and together with the 2026 Notes, the “Notes”), on the terms set forth herein;

WHEREAS, Section 2.01 of the Base Indenture provides that a supplemental indenture may be entered into by the parties for such purpose without the consent of any Holders; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid and binding agreement of the parties, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture with respect to the Notes have been done.

NOW, THEREFORE:

Article 1
Definitions and Other Provisions of General Application

Section 1.01.      Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture. The words “herein,” “hereof” and “hereby” and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section hereof.

As used herein, the following terms have the specified meanings:

“2026 Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“2031 Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“Additional Notes” has the meaning specified in Section 3.04 of this First Supplemental Indenture.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of DTC, and its direct and indirect participants, including, if applicable those of Euroclear and Clearstream, in each case in effect from time to time.

“Base Indenture” has the meaning specified in the recitals of this First Supplemental Indenture.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one or more of its Subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above), including any group defined as a person for the purpose of Section 13(d)(3) of the Exchange Act, other than the Company or its Subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act. Notwithstanding the foregoing, (1) in no event will (i) the distribution or (ii) provided the Company is a direct or indirect wholly owned subsidiary of XPO Logistics, Inc. immediately after giving effect thereto, any transaction undertaken prior to the distribution in connection with the separation and distribution be considered to be a Change of Control and (2) a transaction will not be considered to be a Change of Control if (A) the Company becomes a direct or indirect wholly owned subsidiary of another Person and (B) either (i) the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of such Person immediately after giving effect to such transaction or (ii) immediately following such transaction, no person (other than a person satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such Person.

“Change of Control Offer” has the meaning set forth in Section 4.04(a).

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“Change of Control Payment Date” has the meaning set forth in Section 4.04(a).

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Rating Event.

“Clearstream” means Clearstream Banking, S.A., or the successor to its securities clearance and settlement operations.

“Company” means the party named as such in this First Supplemental Indenture until a successor replaces it pursuant to the Indenture and thereafter means the successor.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual maturity most nearly comparable to the remaining term of the Notes to be redeemed pursuant to Section 4.02 (assuming, for this purpose, that the Notes to be redeemed matured on the applicable Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date pursuant to Section 4.02 hereof, (1) the arithmetic average of the applicable Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four applicable Reference Treasury Dealer Quotations, the arithmetic average of all applicable Reference Treasury Dealer Quotations for such Redemption Date.

“Corporate Trust Office” means the designated office of the Trustee at which at any time its corporate trust business relating to this First Supplemental Indenture shall be administered, which office at the date hereof is located at CTSO Mail Operations, 600 South 4th Street, 7th Floor, Minneapolis, MN 55415, Attention: Theresa M. Jacobson, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Definitive Note” means a certificated Note containing, if required, the appropriate Restricted Notes Legend set forth in Section 2.02(e)(ii).

“Depositary” means DTC or any successor designated by the Company pursuant to the Indenture.

“distribution” means the pro rata distribution of all of the Company’s issued and outstanding shares of common stock by XPO Logistics, Inc. to the stockholders of XPO Logistics, Inc. as of the close of business on the record date of such distribution, as determined by the board of directors of XPO Logistics, Inc.

“Escrow Account” means “Escrow Accounts,” as defined in the Escrow Agreement.

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“Escrow Agent” means Wells Fargo Bank, National Association, in its capacity as Escrow Agent under the Escrow Agreement.

“Escrow Agreement” means the Escrow Agreement entered into by and among the Company, the Escrow Agent and the Trustee concurrently with the closing of the offering of the Notes on the Issue Date.

“Escrow Certificate” has the meaning assigned to such term in the Escrow Agreement.

“Escrowed Property” has the meaning assigned to such term in the Escrow Agreement.

“Euroclear” means Euroclear S.A./N.V., a company organized under the laws of Belgium, as operator of the Euroclear System, or its successor in such capacity.

“Exchange Act” means the U.S. Securities Exchange Act of 1934.

“Exchange Notes” has the meaning specified in the Registration Rights Agreement.

“First Supplemental Indenture” has the meaning specified in the recitals of this First Supplemental Indenture.

“Fitch” means Fitch Ratings, Inc. and its subsidiaries, or any successor thereto.

“Global Note” has the meaning set forth in Section 2.01(b)(ii).

“Global Notes Legend” means the legend set forth in Section 2.02(e)(i).

“Indenture” has the meaning specified in the recitals of this First Supplemental Indenture.

“Independent Investment Banker” means Barclays Capital Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc. or Goldman Sachs & Co. LLC and any of their respective successors or their respective Affiliates as the Company may appoint from time to time; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company may substitute another Primary Treasury Dealer.

“Initial 2026 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2031 Notes” has the meaning set forth in Section 3.01(b).

“Initial Notes” has the meaning set forth in Section 3.01(b).

“Interest Payment Date,” when used with respect to any Note, means the Stated Maturity of an installment of interest on such Note.

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“Investment Grade Rating” means a rating of BBB- or better by Fitch (or its equivalent under any successor Rating Categories of Fitch); a rating of BBB- or better by S&P (or its equivalent under any successor Rating Categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“Notes Custodian” means the custodian with respect to a Global Note (as appointed by DTC), or any successor Person thereto and will initially be the Trustee.

“Par Call Date” means (i) with respect to the 2026 Notes, June 15, 2026 (the date that is one month prior to the Stated Maturity of the principal of the 2026 Notes) and (ii) with respect to the 2031 Notes, April 15, 2031 (the date that is three months prior to the Stated Maturity of the principal of the 2031 Notes).

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States of America.

“principal” of a Note means the principal amount of the Note.

“Purchase Agreement” means the Purchase Agreement, dated as of July 17, 2021, among the Company and the Representatives.

“Qualified Institutional Buyer” or “QIB” has the meaning specified in Rule 144A promulgated under the Securities Act.

“Rating Agency” means (1) each of Fitch and S&P, so long as such entity makes a rating of the Notes publicly available; and (2) if either of Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch or S&P, or both, as the case may be.

“Rating Category” means (i) with respect to S&P or Fitch, any of the following categories: BBB, BB, B, CCC, CC, C and D (or equivalent successor categories); and (ii) the equivalent of any such category of Fitch or S&P used by another Rating Agency. In determining whether the rating of the Notes has decreased by one or more gradations, gradations within rating categories (+ and − for S&P and Fitch; or the equivalent gradations for another Rating Agency) shall be taken into account (e.g., with respect to S&P and Fitch, a decline in a rating from BB+ to BB, as well as from BB− to B+, will constitute a decrease of one gradation).

“Rating Event” means, with respect to a Series of Notes, the rating on such Series of Notes is lowered by both Rating Agencies and such Notes are rated below an Investment Grade Rating by both Rating Agencies, in any case on any day during the period (which period will be extended so long as the rating of such Series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) commencing upon the first public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control and ending 60 days following the consummation of the Change of Control; provided, however, a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the reduction).

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“Redemption Date,” with respect to any Note or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture or such Note.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and a primary U.S. government securities dealer selected by Credit Agricole Securities (USA) Inc., and any of their respective successors or Affiliates as the Company may appoint from time to time (provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company may substitute therefor another Primary Treasury Dealer) and any other Primary Treasury Dealers selected by the Company, and any of their respective Affiliates or successors as the Company may appoint from time to time.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of July 2, 2021, among the Company and the Representatives, as in effect from time to time.

“Regular Record Date,” for the interest payable on any Interest Payment Date on the Notes of any Series, means the date specified for that purpose herein.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Note” has the meaning set forth in Section 2.01(b).

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“Remaining Scheduled Payments” means, with respect to any Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date if such note matured on the applicable Par Call Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to, but excluding, such Redemption Date.

“Representatives” means Barclays Capital Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc. and Goldman Sachs & Co. LLC, as representatives of the initial purchasers named in Schedule A to the Purchase Agreement.

“Restricted Notes Legend” means the legend set forth in Section 2.02(e)(ii).

“Restricted Period” means with respect to any Notes the period that is 40 days after the later of (i) the original Issue Date of the Notes and (ii) the date when the Notes or any predecessor of the Notes are first offered to Persons other than distributors (as defined in Rule 902 of Regulation S) in reliance on Regulation S.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 144A Global Note” has the meaning set forth in Section 2.01(b).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw- Hill Companies, Inc., or any successor thereto.

“separation” means the separation of XPO Logistics, Inc.’s Logistics reporting segment from XPO Logistics, Inc.’s other businesses and the creation, as a result of the distribution, of the Company as an independent, publicly traded company holding the assets and liabilities associated with such Logistics business.

“Special Mandatory Redemption” has the meaning set forth in Section 4.03(a).

“Special Mandatory Redemption Date” has the meaning set forth in Section 4.03(b).

“Special Mandatory Redemption Event” has the meaning set forth in Section 4.03(a).

“Special Mandatory Redemption Notice Date” has the meaning set forth in Section 4.03(b).

“Special Mandatory Redemption Price” has the meaning set forth in Section 4.03(a).

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“Stated Maturity” means, when used with respect to any Note or any installment of principal thereof or interest thereon, the date specified in such Note as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

“Transfer Restricted Note” means any Note that contains or is required to contain a Restricted Notes Legend.

“Treasury Rate” means, with respect to any Redemption Date pursuant to Section 4.02 hereof, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the applicable Comparable Treasury Issue. In determining this rate, the Company will assume a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

All references to “interest” on the Notes will be deemed to include any additional interest thereof pursuant to the Registration Rights Agreement.

Section 1.02.      Conflicts with Base Indenture. In the event that any provision of this First Supplemental Indenture limits, qualifies or conflicts with a provision of the Base Indenture, such provision of this First Supplemental Indenture shall control.

Article 2
Form of Notes

Section 2.01.      Form of Notes.

(a)            The 2026 Notes shall be substantially in the form of Exhibit A-1 and the 2031 Notes shall be substantially in the form of Exhibit A-2 hereto, which are hereby incorporated in and expressly made a part of the Indenture (other than, with respect to (x) any Additional Notes of any Series of the Notes, changes contemplated by Section 3.04 and (y) any Exchange Notes of any Series of the Notes, changes related to legends, transfer restrictions, CUSIP/ISIN numbers and other changes customary for notes registered pursuant to the Securities Act). The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Each Note shall be dated the date of its authentication.

(b)

(i)            The Initial Notes shall be offered and sold by the Company pursuant to the Purchase Agreement. The Notes shall be resold initially only (A) to persons reasonably believed to be QIBs in reliance on Rule 144A under the Securities Act or (B) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in reliance on Regulation S. Notes may thereafter be transferred to, among others, purchasers reasonably believed to be QIBs, purchasers in reliance on Regulation S, and otherwise, subject to the restrictions on transfer set forth herein. Notes initially resold pursuant to Rule 144A shall be initially issued in the form of one or more permanent global securities in fully registered form (collectively, the “Rule 144A Global Note”) and Notes initially resold pursuant to Regulation S shall be initially issued in the form of one or more permanent global securities in fully registered form (collectively, the “Regulation S Global Note”), in each case without interest coupons and with the Global Notes Legend and the applicable Restricted Notes Legend set forth in Section 2.02(e) hereof. Such global securities shall be deposited on behalf of the purchasers of the Notes represented thereby with the Notes Custodian and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Trustee as provided in this Indenture.

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(ii)            The Rule 144A Global Note and the Regulation S Global Note are collectively referred to herein as “Global Notes.” The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and DTC or its nominee as hereinafter provided.

(c)            This Section 2.01(c) shall apply only to a Global Note deposited with or on behalf of DTC.

(i)            The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Notes that (A) shall be registered in the name of DTC or its nominee and (B) shall be delivered by the Trustee to DTC or pursuant to DTC’s instructions or held by the Trustee as Notes Custodian for DTC.

(ii)            Members of, or participants in, DTC (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC (or by the Trustee as the Notes Custodian for DTC) or under such Global Note, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat DTC as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a Holder of a beneficial interest in any Global Note.

(d)            Except as provided in Section 2.15 of the Base Indenture, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Definitive Notes.

(e)            The Notes may be presented for registration of transfer and exchange at the offices of the Registrar.

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Section 2.02.      Special Transfer Provisions.

(a)            Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar with a request:

(i)            to register the transfer of such Definitive Notes; or

(ii)            to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(A)            shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(B)            are accompanied by the following additional information and documents, as applicable: (x) if such Definitive Notes are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or (y) if such Definitive Notes are being transferred to the Company, a certification to that effect (in each case in the form set forth on the reverse side of the Initial Note); or

(C)            if such Definitive Notes are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Note) and (ii) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.02(e)(ii).

(b)            Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below.  Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with:

(i)            certification (in the form set forth on the reverse side of the applicable Initial Note) that such Definitive Note is being transferred (A) to a person reasonably believed to be QIB in accordance with Rule 144A or (B) to a non-U.S. Person outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act; and

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(ii)            written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the DTC account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between DTC and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled.  If no Global Notes are then outstanding and the Global Note has not been previously exchanged for Definitive Notes pursuant to this Indenture, the Company shall issue and the Trustee shall authenticate, upon receipt of an order from the Company, a new Global Note in the appropriate principal amount.

(c)            Transfer and Exchange of Global Notes.

(i)            The transfer and exchange of Global Notes or beneficial interests therein shall be effected through DTC, in accordance with this First Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the Applicable Procedures therefor.  A transferor of a beneficial interest in a Global Note shall deliver a written or electronic order given in accordance with the Applicable Procedures containing information regarding the participant account of DTC to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii)            Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note of the same Series, whether before or after the expiration of the Restricted Period, shall be made in accordance with the Applicable Procedures and only upon receipt by the Trustee of a written certification (in the form set forth on the reverse side of the Initial Note) from the transferor to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S or (if available) Rule 144 under the Securities Act and, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear, Clearstream or their respective participants.

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(iii)           Beneficial interests in a Regulation S Global Note may be exchanged for interests in a Rule 144A Global Note of the same Series in accordance with the Applicable Procedures and if (1) such exchange occurs in connection with a transfer of Notes in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Note first delivers to the Trustee a written certificate (in the form set forth on the reverse side of the Initial Note) to the effect that the beneficial interest in the Regulation S Global Note, is being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

(iv)          If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(v)           Notwithstanding any other provisions of this First Supplemental Indenture (other than the provisions set forth in Section 2.15 of the Base Indenture), a Global Note may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor to DTC or a nominee of such successor to DTC.

(vi)          In the event that a Global Note is exchanged for Definitive Notes pursuant to Section 2.15 of the Base Indenture prior to the consummation of the Registered Exchange Offer or the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.02 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

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(d)           Restrictions on Transfer of Regulation S Global Notes.

(i)             Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may be held through Euroclear, Clearstream or through organizations that are participants in Euroclear or Clearsteam.  During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear, Clearstream or their respective participants in accordance with the Applicable Procedures and only (a) to the Company or any Subsidiary thereof, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as such security is eligible for resale pursuant to Rule 144A, to a Person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. Persons that occur outside the United States (within the meaning of Regulation S under the Securities Act), or (e) pursuant to another available exemption from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, subject to the Company’s and the Trustee’s right prior to any such offer, sale or transfer pursuant to clause (d) or (e) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.  Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or 144A of the Securities Act and upon receipt by the Trustee of a written certification (in the form on the reverse side of the Initial Note).

(ii)            Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e)            Legend.

(i)     Each Note certificate evidencing the Global Notes (and all Notes that are Global Notes issued in exchange therefor or in substitution thereof) will contain a legend substantially to the following effect (each defined term in the legend being defined as such for purposes of the legend only):

“THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES, EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

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UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(ii)            Except as permitted by the following paragraphs (iii), (iv), (v) or (vi), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) will contain a legend substantially to the following effect (each defined term in the legend being defined as such for purposes of the legend only):

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT

(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(2) IT IS NOT A “U.S. PERSON” AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE THAT IS (A) IN THE CASE OF RULE 144A GLOBAL NOTES, ONE YEAR, OR (B) IN THE CASE OF REGULATION S GLOBAL NOTES, 40 DAYS, IN EACH CASE AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.”

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Each Note evidencing a Global Note offered and sold to a QIB pursuant to Rule 144A will contain a legend substantially to the following effect:

“EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.”

(iii)           Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

(iv)          After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(v)           Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend will be deposited with the Notes Custodian and the Initial Notes cancelled.

(vi)          Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

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(f)            Cancellation or Adjustment of Global Note.  At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by DTC to the Trustee for cancellation or retained and canceled by the Trustee.  At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.

(g)           Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent and the Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

(h)           All Notes issued upon any transfer or exchange pursuant to the terms of this First Supplemental Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(i)            Any Definitive Note delivered in exchange for an interest in the Transfer Restricted Note shall, except as otherwise provided by Section 2.02(e) hereof, contain the applicable Restricted Notes Legend set forth in Section 2.02(e)(ii) hereof.

(j)             By its acceptance of any Note containing any legend in Section 2.02(e), each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in such legend in Section 2.02(e) and agrees that it shall transfer such Note only as provided in this Indenture.

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Article 3
The Notes

Section 3.01.          Amount; Series; Terms.

(a)            There is hereby created and designated two Series of Securities under the Base Indenture: the title of the 2026 Notes shall be “1.650% Notes due 2026” and the title of the 2031 Notes shall be “2.650% Notes due 2031.” The changes, modifications and supplements to the Base Indenture effected by this First Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes and shall not apply to any other Series of Securities that may be issued under the Base Indenture unless a supplemental indenture or Authorizing Resolution with respect to such other Series of Securities or Officer’s Certificate establishing such Series of Securities specifically incorporates such changes, modifications and supplements.

(b)           The aggregate principal amount of 2026 Notes that initially may be authenticated and delivered under this First Supplemental Indenture (the “Initial 2026 Notes”) shall be limited to $400,000,000, and the aggregate principal amount of 2031 Notes that initially may be authenticated and delivered under this First Supplemental Indenture (the “Initial 2031 Notes,” and together with the Initial 2026 Notes, the “Initial Notes”) shall be limited to $400,000,000, subject, in each case, to increase as set forth in Section 3.04.

(c)            The Stated Maturity of the 2026 Notes, on which principal thereof is due and payable, shall be July 15, 2026 and the Stated Maturity of the 2031 Notes, on which principal thereof is due and payable, shall be July 15, 2031. The Notes shall be payable and may be presented for payment, purchase, redemption, registration of transfer and exchange at the office of the Company maintained for such purpose, which shall initially be the Corporate Trust Office of the Trustee.

(d)           The 2026 Notes shall accrue interest at the rate of 1.650% per year and the 2031 Notes shall accrue interest at the rate of 2.650% per year, in each case beginning on July 2, 2021 or from the most recent date to which interest has been paid or duly provided for, as further provided in the forms of Notes annexed hereto as Exhibit A-1 or Exhibit A-2. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The Interest Payment Dates for the Notes shall be January 15 and July 15 of each year, beginning on January 15, 2022, and the Regular Record Date for any interest payable on each such Interest Payment Date shall be the immediately preceding December 31 and June 30, respectively; provided that upon the Stated Maturity of the principal of the Notes, interest shall be payable on such Stated Maturity from the most recent date to which interest has been paid or duly provided, and shall include the required payment of principal or premium, if any. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

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(e)            The Notes of each Series will be initially issued in the form of one or more Global Notes, deposited with the Trustee, as Notes Custodian, or its nominee, duly executed by the Company and authenticated by the Trustee as provided in the Base Indenture.

(f)            Payment of principal of and premium, if any, and interest on a Global Note registered in the name of or held by the Depositary or its nominee will be made in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of such Global Note. If the Notes are no longer represented by a Global Note, payment of interest on certificated Notes in definitive form may, at the Company’s option, be made by (i) check mailed directly to Holders of such Notes at their registered addresses or (ii) upon request of any Holder of at least $1,000,000 principal amount of Notes, wire transfer to an account located in the United States maintained by the payee.

Section 3.02.          Denominations. The Notes of each Series shall be issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 3.03.          Book-entry Provisions for Global Securities. Except for the circumstances described in Article 2 of the Base Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof.

Section 3.04.          Additional Notes. The Company may, without notice to or the consent of the Holders of the Notes, create and issue pursuant to the Indenture additional Notes of a Series (“Additional Notes”) having the same terms as, and ranking equally and ratably with, the applicable Series of Notes in all respects, except for the issue date, the public offering price and, if applicable, the payment of interest accruing prior to the issue date of such Additional Notes and the first payment of interest following the issue date of such Additional Notes; provided that if such Additional Notes are not fungible with the applicable Series of Notes for U.S. federal income tax purposes, such Additional Notes will have a separate CUSIP number. Such Additional Notes may be consolidated and form a single Series with, and will have the same terms as to ranking, redemption, waivers, amendments or otherwise as, the applicable Series of Notes (including any Exchange Notes issued with respect to such Series in accordance with the Registration Rights Agreement), and will vote together as one class on all matters with respect to such Series of Notes.

Article 4
Redemption or Repurchase of Securities

Section 4.01.          Applicability of Base Indenture. Subject to Section 1.02 hereof, the provisions of Article 3 of the Base Indenture, as supplemented by the provisions of this First Supplemental Indenture, shall apply to redemptions of the Notes pursuant to Section 4.02 hereof.

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Section 4.02.          Optional Redemption.

(a)            The Company may redeem the 2026 Notes and the 2031 Notes at its option, either in whole or in part, at any time or from time to time prior to the applicable Par Call Date, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date:

(i)            100% of the aggregate principal amount of the Notes to be redeemed; or

(ii)            the sum of the present values of the Remaining Scheduled Payments, discounted by the Company to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 15 basis points for the 2026 Notes and 20 basis points for the 2031 Notes.

(b)           The Company may redeem the 2026 Notes and the 2031 Notes at its option, either in whole or in part, at any time or from time to time on or after the applicable Par Call Date, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(c)           Unless the Company defaults in the payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Section 4.03.          Escrow of Proceeds; Special Mandatory Redemption.

(a)            In the event that (x) the Company has not delivered an Escrow Certificate to the Escrow Agent and the Trustee prior to 11:59 p.m. (New York City time) on or prior to April 2, 2022 (the date that is nine months after the Issue Date), (y) the Escrowed Property is released to the Company or to such other person as the Company directs but the distribution is not consummated at or prior to 11:59 p.m. (New York City time) on the fifth Business Day following the date on which such Escrowed Property is so released or (z) the Company notifies the Escrow Agent and the Trustee in writing that the Company will not pursue the distribution (the earliest such event described in clause (x), (y) or (z), if any, the “Special Mandatory Redemption Event”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

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(b)            In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten Business Days after the Special Mandatory Redemption Event, deliver to the Escrow Agent and the Trustee notice (the date on which such notice is delivered, the “Special Mandatory Redemption Notice Date”) of the Special Mandatory Redemption and the date upon which such Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the Special Mandatory Redemption Notice Date) and to the Trustee a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of Notes to be redeemed. Upon delivery by the Company to the Trustee of the notice of Special Mandatory Redemption, the Trustee will promptly mail, or deliver electronically if such Notes are held by any Depositary (including, without limitation, DTC) in accordance with such Depositary’s customary procedures, such notice of Special Mandatory Redemption to each registered Holder of Notes to be redeemed at its registered address (so long as such notice is delivered to the Trustee at least one Business Day prior to the date such notice is to be sent (or such shorter period as the Trustee may agree)). On the Business Day immediately following the Special Mandatory Redemption Notice Date, the Escrow Agent, without the requirement of further notice to or action by the Company or any other person, shall liquidate all Escrowed Property and release the Escrowed Property to the Trustee. On or prior to the Special Mandatory Redemption Date, if necessary, the Company shall deposit with the Trustee immediately available funds in U.S. dollars in an amount sufficient, when taken together with such liquidated Escrowed Property, to pay the Special Mandatory Redemption Price on all Notes to be redeemed on such date. The Trustee shall apply such liquidated Escrowed Property and such deposited funds on the Special Mandatory Redemption Date to the Special Mandatory Redemption. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed. The Trustee will release to the Company any liquidated Escrowed Property or other deposited funds remaining after the Notes are redeemed.

(c)           Notwithstanding the foregoing, installments of interest on any Series of Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the Notes and the Indenture.

(d)           The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Notes, except for the Special Mandatory Redemption pursuant to Section 4.03 hereof, if applicable.

Section 4.04.           Repurchase of Notes Upon a Change of Control.

(a)            If a Change of Control Repurchase Event occurs with respect to a Series of Notes, unless the Company has exercised its right to redeem such Notes as described in Section 4.02 of this First Supplemental Indenture, the Company is required to make an offer (the “Change of Control Offer”) to each Holder of the Notes of such Series to repurchase all or any part (in excess of $2,000 and in integral multiples of $1,000) of that Holder’s Notes of such Series, at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but excluding, the date of repurchase. Within 30 days following any Change of Control Repurchase Event with respect to the Notes or, at the option of the Company, prior to any Change of Control, but after the public announcement of the transaction that constitutes or may constitute a Change of Control, the Company will electronically deliver or mail a notice to each Holder of the applicable Series of Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is electronically delivered or mailed (the “Change of Control Payment Date”). The notice shall, if electronically delivered or mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on a Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date.

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(b)           On the Change of Control Payment Date, the Company will, to the extent lawful:

(i)             accept for payment all the Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

(ii)           deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii)           deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being purchased by the Company.

(c)            The Paying Agent will promptly deliver to each Holder of Notes properly tendered payment for such Notes, and the Trustee will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered.

(d)           The Company is not required to make an offer to repurchase Notes in connection with a Change of Control Repurchase Event if a third party makes such an offer in the manner and at the times and otherwise in compliance with the requirements hereunder for such an offer made by the Company, and such third party purchases all Notes validly tendered and not withdrawn under its offer.

(e)            If Holders of not less than 90% in aggregate principal amount of the applicable outstanding Series of Notes validly tender and do not withdraw such Notes in an offer to repurchase the Notes in connection with a Change of Control Repurchase Event and the Company purchases all of the Notes of such Series validly tendered and not withdrawn by such Holders, the Company will have the right, upon not less than 10 nor more than 60 days’ prior written notice to the Holders of Notes of such Series and the Trustee, given not more than 30 days following the Change of Control Payment Date, to redeem all Notes of such Series that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the Redemption Date.

(f)            The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Indenture or the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.04 or the Notes by virtue of compliance with such securities laws and regulations.

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(g)           Notwithstanding anything to the contrary in the Indenture or otherwise, for the avoidance of doubt, the Company’s obligation to repurchase Notes upon a Change of Control Repurchase Event may be waived by the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of the applicable Series affected by such waiver.

Article 5
Covenants, Defaults and Remedies

Section 5.01.          Covenants. Article 4 and Article 5 of the Base Indenture shall apply to the Notes.

Section 5.02.          Defaults and Remedies. Article 6 of the Base Indenture shall apply to the Notes.

Article 6
Escrow Matters

Section 6.01.          Escrow Account. The Company shall, pursuant to the terms of the Escrow Agreement, deposit (or cause to be deposited) into the Escrow Account the net proceeds of the offering of the Initial Notes.

Section 6.02.          Release of Escrowed Property. The Escrow Agreement provides that subject to the terms and conditions set forth therein, the Escrow Agent will liquidate all Escrowed Property then held by it and cause the release of the proceeds of such liquidated Escrowed Property to the Company or to such other Person as the Company directs in accordance with the terms of the Escrow Agreement.

Section 6.03.          Trustee Direction to Execute Escrow Agreement. The Trustee is hereby authorized and directed to execute and deliver the Escrow Agreement.

Article 7
Miscellaneous

Section 7.01.          Confirmation of Indenture. The Base Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

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Section 7.02.          Counterparts. The parties hereto may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Signatures of the parties hereto transmitted by facsimile or other electronic transmission shall be deemed to be their original signatures for all purposes. This First Supplemental Indenture shall be valid, binding, and enforceable against a party (subject to applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws now or hereinafter in effect affecting creditors’ rights or remedies generally and to general principles of equity (including standards of materiality, good faith, fair dealing and reasonableness), whether considered in a proceeding at law or at equity) only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the NYUCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the NYUCC or other Signature Law due to the character or intended character of the writings.

Section 7.03.          Governing Law. This First Supplemental Indenture and the Notes of each Series shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.04.          Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 7.05.          Jurisdiction. The Company and the Trustee, and each Holder of a Note by its acceptance thereof, hereby (i) irrevocably submit to the non-exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan, the city of New York, over any suit, action or proceeding arising out of or relating to the First Supplemental Indenture and (ii) to the fullest extent permitted by applicable law, irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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Section 7.06.          Recitals by the Company. The recitals in this First Supplemental Indenture are made by the Company only and not by the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. All of the provisions contained in the Base Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes and of this First Supplemental Indenture as fully and with like effect as if set forth herein in full.

[the remainder of this page intentionally left blank]

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                 IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

GXO LOGISTICS, INC., as Company

By:	/s/ Baris Oran
Name: Baris Oran
Title: Chief Financial Officer

[Signature Page - GXO Logistics First Supplement Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Joel Odenbrett
Name: Joel Odenbrett
Title: AVP

[Signature Page - GXO Logistics First Supplement Indenture]

EXHIBIT A-1

[FORM OF 2026 NOTE]

[Global Notes Legend]

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES, EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Restricted Notes Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT

(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(2) IT IS NOT A “U.S. PERSON” AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE THAT IS (A) IN THE CASE OF RULE 144A GLOBAL NOTES, ONE YEAR, OR (B) IN THE CASE OF REGULATION S GLOBAL NOTES, 40 DAYS, IN EACH CASE AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

[For 144A Global Notes]

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

[FORM OF NOTE]

GXO LOGISTICS, INC.

No. [ ]	144A CUSIP No. 36262G AA9

144A ISIN No. US36262GAA94

REG S CUSIP No. U4038P AA7

REG S ISIN No. USU4038PAA76

$[      ]

1.650% Note due 2026

GXO LOGISTICS, INC., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of [__] DOLLARS (or such other amount set forth on the Schedule of Increases or Decreases in Global Note attached hereto) on July 15, 2026.

Interest Payment Dates: January 15 and July 15, commencing January 15, 2022.

Record Dates: December 31 and June 30.

Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

GXO LOGISTICS, INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF NOTE]

1.650% Note Due 2026

GXO Logistics, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), issued this Note under the Indenture dated as of July 2, 2021 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of July 2, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflicts with the terms of the Indenture, the terms of the Indenture shall govern and control.

1.            Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 1.650% per year. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), beginning on January 15, 2022, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2.            Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.            Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4.            Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

5.            Special Mandatory Redemption. The Company will be required to redeem this Note as and to the extent set forth in (and only in the circumstances described in) Section 4.03 of the Supplemental Indenture.

6.            Offer to Repurchase Upon Change of Control Repurchase Event. The Company will be required to make a Change of Control Offer as and to the extent set forth in (and only in the circumstances described in) Section 4.04 of the Supplemental Indenture.

7.            Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.            Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9.            Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10.            Successor Person. When a successor Person assumes all the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11.            No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

12.            Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13.            Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14.            Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15.            Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

16.            CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

17.            Copies. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and a copy of the Supplemental Indenture. Requests may be made to: GXO Logistics, Inc., Two American Lane, Greenwich, CT 06831, Attention: Baris Oran.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

____________________________________________________

(Print or type assignee’s name, address and zip code)

____________________________________________________

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint            agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

_____________________________________________________

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER RESTRICTED NOTE

Wells Fargo Bank, National Association

Attn: DAPS Reorg

MAC N9300-070

600 South 4th Street, 7th Floor

Minneapolis, MN 55415

Telephone No.: (877) 872-4605

Fax No.: (866) 969-1290

Email: DAPSReorg@wellsfargo.com

This certificate relates to $ ____________ principal amount of Notes held in (check applicable space) __________ book-entry or ____________ definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring while this Note is still a Transfer Restricted Definitive Note or a Transfer Restricted Global Note, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or
(2)	☐	to the Registrar for registration in the name of the holder, without transfer; or
(3)	☐	pursuant to an effective registration statement under the Securities Act; or
(4)	☐	to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(5)	☐	to a non-U.S. person outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 or 904 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear, Clearstream or their respective participants until the expiration of the Restricted Period (as defined in the Indenture); or

(6)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:	Your Signature:

______________________________________________________

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is $            . The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT A-2

[FORM OF 2031 NOTE]

[Global Notes Legend]

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES, EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Restricted Notes Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT

(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(2) IT IS NOT A “U.S. PERSON” AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE THAT IS (A) IN THE CASE OF RULE 144A GLOBAL NOTES, ONE YEAR, OR (B) IN THE CASE OF REGULATION S GLOBAL NOTES, 40 DAYS, IN EACH CASE AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

[For 144A Global Notes]

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

[FORM OF NOTE]

GXO LOGISTICS, INC.

No. [ ]	144A CUSIP No. 36262G AC5

144A ISIN No. US36262GAC50

REG S CUSIP No. U4038P AB5

REG S ISIN No. USU4038PAB59

$[     ]

2.650% Note due 2031

GXO LOGISTICS, INC., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of [__] DOLLARS (or such other amount set forth on the Schedule of Increases or Decreases in Global Note attached hereto) on July 15, 2031.

Interest Payment Dates: January 15 and July 15, commencing January 15, 2022.

Record Dates: December 31 and June 30.

Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

GXO LOGISTICS, INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

WELLS FARGO BANK, NATIONAL
ASSOCIATION
as Trustee, certifies that this is one of the
Notes referred to in the Indenture.

By:
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF NOTE]

2.650% Note Due 2031

GXO Logistics, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), issued this Note under the Indenture dated as of July 2, 2021 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of July 2, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflicts with the terms of the Indenture, the terms of the Indenture shall govern and control.

1.            Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 2.650% per year. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), beginning on January 15, 2022, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2.            Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.            Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4.            Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

5.            Special Mandatory Redemption. The Company will be required to redeem this Note as and to the extent set forth in (and only in the circumstances described in) Section 4.03 of the Supplemental Indenture.

6.            Offer to Repurchase Upon Change of Control Repurchase Event. The Company will be required to make a Change of Control Offer as and to the extent set forth in (and only in the circumstances described in) Section 4.04 of the Supplemental Indenture.

7.            Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.            Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9.            Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10.            Successor Person. When a successor Person assumes all the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11.            No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

12.            Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13.            Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14.            Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15.            Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

16.            CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

17.            Copies. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and a copy of the Supplemental Indenture. Requests may be made to: GXO Logistics, Inc., Two American Lane, Greenwich, CT 06831, Attention: Baris Oran.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

____________________________________________________

(Print or type assignee’s name, address and zip code)

____________________________________________________

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint             agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

_____________________________________________________

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant	Signature of Signature Guarantee
in a recognized signature guaranty medallion
program or other signature guarantor program
reasonably acceptable to the Trustee

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER RESTRICTED NOTE

Wells Fargo Bank, National Association

Attn: DAPS Reorg

MAC N9300-070

600 South 4th Street, 7th Floor

Minneapolis, MN 55415

Telephone No.: (877) 872-4605

Fax No.: (866) 969-1290

Email: DAPSReorg@wellsfargo.com

This certificate relates to $ ____________ principal amount of Notes held in (check applicable space) __________ book-entry or ____________ definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring while this Note is still a Transfer Restricted Definitive Note or a Transfer Restricted Global Note, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or
(2)	☐	to the Registrar for registration in the name of the holder, without transfer; or
(3)	☐	pursuant to an effective registration statement under the Securities Act; or
(4)	☐	to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(5)	☐	to a non-U.S. person outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 or 904 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear, Clearstream or their respective participants until the expiration of the Restricted Period (as defined in the Indenture); or
(6)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:	Your Signature:

______________________________________________________

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant	Signature of Signature Guarantee
in a recognized signature guaranty medallion
program or other signature guarantor program
reasonably acceptable to the Trustee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is $          . The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-27